Land Use Rights, net (Tables)	12 Months Ended
Dec. 31, 2025
Land use rights
Land Use Rights, net
Summary of land use rights, net	The land use rights, net are summarized as follows (in thousands):

	December 31,	December 31,
	2024	2025
	RMB	RMB
Cost	4,801,005	4,784,572
Incentive payment from local government	(15,000)	(15,000)
Accumulated amortization	(599,256)	(722,217)
Impairment	(14,284)	—
Land use right, net	4,172,465	4,047,355